CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Assets
Investment in real estate, net of accumulated depreciation of $6,009 and $0	$ 452,205	$ 0
Cash and cash equivalents	7,079	124
Due from third party managers, net	1,241	0
Other assets, net	10,697	868
Total Assets	471,222	992
Liabilities
Notes payable	69,636	400
Accounts payable and accrued expenses	5,671	575
Total Liabilities	75,307	975
Shareholders’ Equity
Preferred stock, value issued	0	0
Common stock, no par value, authorized 400,000,000 shares; issued and outstanding 43,502,273 and 10 shares, respectively	424,626	0
Accumulated deficit	(5,165)	(31)
Cumulative distributions paid	(23,594)	0
Total Shareholders’ Equity	395,915	17
Total Liabilities and Shareholders’ Equity	471,222	992
Series A Preferred Stock [Member]
Shareholders’ Equity
Preferred stock, value issued	0	0
Series B Convertible Preferred Stock [Member]
Shareholders’ Equity
Preferred stock, value issued	$ 48	$ 48